EXHIBIT 99.1

WCA Waste Corporation Announces 70% Increase in Revenue

HOUSTON, Aug. 2, 2005 (PRIMEZONE) -- WCA Waste Corporation (Nasdaq:WCAA) announced today financial results for the second quarter ended June 30, 2005. Revenue increased 70% to $29,052,000 over the $17,114,000 that was reported for the same period last year. Net income included a $841,000 write-off of deferred financing costs, net of tax, associated with the Company's refinancing of its senior credit facility during the second quarter. Without this charge, net income would have been $1,723,000 or $0.11 per share. Including the write-off the Company reported net income of $882,000, or $0.06 per share, for the three-month period.

For the six-month period ended June 30, 2005, the Company reported revenue of $51,937,000 representing a 57% increase over the $33,005,000 that was reported for the six months ended June 30, 2004. For the six-month period net income included the deferred financing cost write-off of $841,000, net of tax. Without the charge net income would have been $2,431,000 or $0.16 per share. Including the write-off, the Company reported net income of $1,590,000 or $0.10 per share.

Tom Fatjo, Jr., Chairman of WCA Waste Corporation stated "We are pleased with our financial and operational results for the quarter and year to date period ended June 30, 2005. The positive results of our acquisition program are evident. Since our initial public offering in June 2004, we have completed 13 acquisitions having an estimated annual "run rate" revenue of $42 million. Revenue for the quarter was up 70% over the second quarter of 2004. Our EBITDA margin, a non-GAAP measure, for the six-month period ended June 30, 2005 was 27.4%." WCA Waste Corporation will be hosting a conference call to discuss second quarter earnings at 8:30 a.m. Eastern Standard Time on August 3, 2005.

WCA Waste Corporation is an integrated company engaged in the transportation, processing and disposal of non-hazardous solid waste. The Company's operations consists of seventeen landfills, fifteen transfer stations, twenty-two collection operations and three material recovery facilities located throughout Alabama, Arkansas, Kansas, Missouri, North Carolina, South Carolina, Tennessee and Texas. The Company's common stock is traded on the NASDAQ National Market System under the symbol "WCAA."

RISK FACTORS AND CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS

This press release and other communications, such as conference calls, presentations, statements in public filings, other press releases, include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Forward-looking statements generally include discussions and descriptions other than historical information. These statements can generally be identified as such because the context of the statement will include words such as "may," "will," "should," "outlook," "project," "intend," "seek," "plan," "believe," "anticipate," "expect," "estimate," "potential," "continue," or "opportunity," the negatives of these words, or similar words or expressions. Similarly, statements that describe our plans, objectives, goals, expectations or intentions and other statements that are not historical facts are forward-looking statements. For example, descriptions of strategy are forward looking statements, including descriptions of our acquisition strategy and the benefits of any acquisition or potential acquisition. Statements concerning "run rates" from acquisitions are also forward looking statements. In additions, "run rate" determinations are not audited or based on GAAP and are made based on estimations from information provided to us by the acquisition candidates and from other sources and estimates developed by us. measures. We determine the period over which to calculate a "run rate" based on factors we deem to be reasonable. Actual revenues may or may not equal the estimated "run rate."

The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. We caution that forward-looking statements are not guarantees, are based upon the current beliefs and expectations of WCA's management, and are subject to known and unknown risks and uncertainties. Since our business, operations and strategies are subject to a number of risks, uncertainties and other factors, actual results may differ materially from those described in the forward-looking statements.

As to acquisitions and acquisition strategies, on which our future financial performance will significantly depend, risks and uncertainties include, without limitation: we may be unable to identify, complete or integrate future acquisitions successfully; we compete for acquisition candidates with other purchasers, some of which have greater financial resources and may be able to offer more favorable terms; revenue and other synergies from acquisitions may not be fully realized or may take longer to realize than expected; we may not be able to improve internalization rates by directing waste volumes from acquired businesses to our landfills for regulatory, business or other reasons; businesses that we acquire may have unknown liabilities and require unforeseen capital expenditures; changes or disruptions associated with making acquisitions may make it more difficult to maintain relationships with customers of the acquired businesses; in connection with financing acquisitions, we may incur additional indebtedness, or may issue additional shares of our common stock which would dilute the ownership percentage of existing stockholders; and rapid growth may strain our management, operational, financial and other resources.

Moreover, our results will be subject to a number of operational and other risks, including the following: we may not be successful in expanding the permitted capacity of our current or future landfills; our business is capital intensive, requiring ongoing cash outlays that may strain or consume our available capital; increases in the costs of disposal, labor and fuel could reduce operating margins; increases in costs of insurance or failure to maintain full coverage could reduce operating income; we may be unable to obtain financial assurances necessary for our operations; we are subject to environmental and safety laws, which restrict our operations and increase our costs, and may impose significant unforeseen liabilities; we compete with large companies and municipalities with greater financial and operational resources, and we also compete with alternatives to landfill disposal; covenants in our credit facilities and the instruments governing our other indebtedness may limit our ability to grow our business and make capital expenditures; changes in interest rates may affect our results of operations; a downturn in U.S. economic conditions or the economic conditions in our markets may have an adverse impact on our business and results of operations; and our success depends on key members of our senior management, the loss of any of whom could disrupt our customer and business relationships and our operations.

We describe these and other risks in greater detail in the sections entitled "Business -- Risk Factors" and "-- Cautionary Statement About Forward-Looking Statements" included in our Annual Report on Form 10-K for the year-ended December 31, 2004, to which we refer you for additional information.

                         WCA Waste Corporation
            Condensed Consolidated Statement of Operations
                             (Unaudited)

                             Three Months Ended     Six Months Ended
                                   June 30,             June 30,
                             ------------------    ------------------
                               2005       2004       2005      2004
                             -------    -------    -------    -------
                             (In thousands, except per share amounts)

 Revenue                     $29,052    $17,114    $51,937    $33,005
 Expenses:
  Cost of services            17,866     11,365     33,612     21,927
  Depreciation and
   amortization                3,613      2,078      6,451      4,011
  Accretion expense               38         60         76        128
  General and
   administrative:
    Stock-based compensation
     charge                      137     11,502        137     11,532
   Other general and
    administrative             2,145      1,114      3,891      2,366
                             -------    -------    -------    -------
                              23,799     26,119     44,167     39,964
                             -------    -------    -------    -------
 Operating income (loss)       5,253     (9,005)     7,770     (6,959)
 Other income (expense):
  Interest expense, net       (2,527)    (1,261)    (3,879)    (2,528)
  Write-off of deferred
   financing costs and debt
   discount                   (1,294)        --     (1,294)        --
  Other                            9         97         13         98
                             -------    -------    -------    -------
                              (3,812)    (1,164)    (5,160)    (2,430)
                             -------    -------    -------    -------
 Income (loss) before
  income taxes                 1,441    (10,169)     2,610     (9,389)
 Income tax (provision)
  benefit                       (559)     3,496     (1,020)     3,185
                             -------    -------    -------    -------
 Net income (loss)           $   882    $(6,673)   $ 1,590    $(6,204)
                             =======    =======    =======    =======
 PER SHARE DATA
  (Basic and diluted):
    Net income (loss)        $  0.06    $ (0.77)   $  0.10    $ (0.75)
                             =======    =======    =======    =======
 WEIGHTED AVERAGE SHARES
  OUTSTANDING (Basic)         15,362      8,652     15,334      8,326
                             -------    -------    -------    -------
 WEIGHTED AVERAGE SHARES
  OUTSTANDING (Diluted)       15,372      8,652     15,362      8,326
                             -------    -------    -------    -------

                      Non-GAAP Financial Measures
 ---------------------------------------------------------------------

 Our management evaluates our performance and potential acquisition candidates based on non-GAAP measures, of which the primary performance measure is EBITDA. EBITDA consists of earnings (net income) before interest expense (including the write-off of deferred financing costs and debt discount), income tax expense, depreciation and amortization.

 We believe EBITDA is useful to an investor in evaluating our operating performance because:

 -- it is widely used by investors in our industry to measure a company's operating performance without regard to items such as interest expense, depreciation and amortization, which can vary substantially from company to company depending upon accounting methods and book value of assets, financing methods, capital structure and the method by which assets were acquired;

 -- it helps investors more meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest charges from our outstanding debt) and asset base (primarily depreciation and amortization of our landfills and vehicles) from our operating results; and

 -- it helps investors identify items that are within operational control. Depreciation charges, while a component of operating income, are fixed at the time of the asset purchase in accordance with the depreciable lives of the related asset and as such are not a directly controllable period operating charge.

 Our management uses EBITDA:

 -- as a measure of operating performance because it assists us in comparing our performance on a consistent basis as it removes the impact of our capital structure and asset base from our operating results;

 -- as one method we use to estimate a purchase price (often expressed as a multiple of EBITDA) for solid waste companies we intend to acquire. The appropriate EBITDA multiple will vary from acquisition to acquisition depending on factors such as the size of the operation, the type of operation, the anticipated growth in the market, the strategic location of the operation in its market as well as other considerations;

 -- in presentations to our board of directors to enable them to have the same consistent measurement basis of operating
    performance used by management;

 -- as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations;

 -- in evaluations of field operations since it represents
    operational performance and takes into account financial measures within the control of the field operating units;

 -- as a basis for incentive cash bonuses paid to our executive officers and other employees;

 -- to assess compliance with financial ratios and covenants included in our credit facility; and

 -- in communications with investors, lenders, and others,
    concerning our financial performance.

 In March 2003, the Securities and Exchange Commission, or Commission,
 adopted rules regulating the use of non-GAAP financial measures, such as EBITDA, in filings with the Commission, disclosures and press releases. These rules require non-GAAP financial measures to be presented with and reconciled to the most nearly comparable financial measure calculated and presented in accordance with GAAP. The following presents a reconciliation of the total EBITDA to net income
 (loss) (in thousands):

                            Three Months Ended     Six Months Ended
                                  June 30,             June 30,
                            ------------------    ------------------
                              2005       2004       2005      2004
                            -------    -------    -------    -------
 Total EBITDA               $ 8,875    $(6,830)   $14,234    $(2,850)
 Depreciation and
  amortization               (3,613)    (2,078)    (6,451)    (4,011)
 Interest expense, net       (2,527)    (1,261)    (3,879)    (2,528)
 Write-off of deferred
  financing costs and
  debt discount              (1,294)        --     (1,294)        --
 Income tax (provision)
  benefit                      (559)     3,496     (1,020)     3,185
                            -------    -------    -------    -------
 Net income (loss)          $   882    $(6,673)   $ 1,590    $(6,204)
                            =======    =======    =======    =======

 In considering EBITDA results, our management also takes various adjustments (especially for non-operational expenses) into account in evaluating performance in order to provide it with what it believes to be a better view of ongoing operational performance. Thus, for example, in our evaluations we exclude the stock-based compensation charge of $11.5 million ($7.5 million net of tax benefit) in the prior year period as these are non-cash charges related to our former parent company's outstanding stock option plan. We do not exclude stock-based compensation expense related to our restricted share plan as it is a recurring expense. We make similar adjustments in evaluating acquisition candidates for non-recurring items. The following presents a reconciliation of EBITDA to Adjusted EBITDA (in thousands):

                           Three Months Ended      Six Months Ended
                                June 30,                June 30,
                           ------------------     ------------------
                             2005       2004        2005       2004
                           -------    -------     -------    -------
 Total EBITDA, per above   $ 8,875    $(6,830)    $14,234    $(2,850)
 Stock-based compensation
  charge                        --     11,502          --     11,532
                           -------    -------     -------    -------
 Adjusted EBITDA           $ 8,875    $ 4,672     $14,234    $ 8,682
                           =======    =======     =======    =======
 Adjusted EBITDA as a
  percentage of revenue      30.5%      27.3%       27.4%      26.3%

 Our EBITDA and Adjusted EBITDA, as we define them, may not be comparable to similarly titled measures employed by other companies and are not measures of performance calculated in accordance with
 GAAP. EBITDA and Adjusted EBITDA should not be considered in isolation or as substitutes for operating income, net income or loss, cash flows provided by operating, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

                       Supplemental Disclosures
 ---------------------------------------------------------------------
                        (Dollars in millions)
                                                   Six Months Ended
                                                        June 30,
                                                   -----------------
 Revenue Breakdown:
   Collection                                       32.8        50.4%
   Disposal                                         22.5        34.6%
   Transfer                                          8.4        12.8%
   Other                                             1.4         2.2%
                                                   -----       -----
       Total                                        65.1       100.0%
   Intercompany eliminations                       (13.2)
                                                   -----
       Total reported revenue                       51.9

 Internalization of Disposal:
 Three Months ended June 30, 2005                   78.6%
 Six Months ended June 30, 2005                     76.9%

 Debt to Capitalization:
   Long-term debt including current maturities     132.5
   Total Equity                                     81.5
                                                   -----
       Total capitalization                        214.0

           Debt-to-total capitalization             61.9%

The WCA Waste Corporation logo is available at http://www.primezone.com/newsroom/prs/?pkgid=1736

CONTACT:
WCA Waste Corporation, Houston
Tommy Fatjo
713-292-2400